UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 22, 2005

AmeriVest Properties Inc.

(Exact name of small business issuer as specified in its charter)

Maryland	1-14462	84-1240264
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

1780 South Bellaire Street Suite 100, Denver, Colorado 80222
(Address of principal executive offices)

(303) 297-1800
(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01.              Entry Into a Material Definitive Agreement.

On April 28, 2005, AmeriVest Properties Inc. (“AmeriVest” or the “Company”) entered into a Severance Agreement and Release with Mr. William T. Atkins, who had previously announced that he was resigning as the Company’s Chief Executive Officer effective April 30, 2005.  Under the terms of the Severance and Release Agreement, Mr. Atkins’ regular compensation will continue for a period of five (5) months, commencing May 1, 2005.  In addition, the unvested portion of those restricted shares of common stock due to Mr. Atkins under the Company’s Long-Term Incentive Plan (other than those shares that relate to the current or future performance of the Company) shall vest automatically on April 30, 2005, a total of 34,800 shares.  Mr. Atkins will also be entitled to continued use of his existing or a similar office designated by the Company at the Sheridan center property in Denver, Colorado, at no charge to Mr. Atkins, for a period of one year, commencing May 1, 2005.  The Severance and Release Agreement also contains customary indemnification provisions, releases, covenants, confidentiality, and non-solicitation provisions.  This description is qualified in its entirety by the Severance Agreement and Release, a copy of which is filed as Exhibit 99.1 to this report on Form 8-K, and incorporated herein by reference.

On April 28, 2005, the Company and Mr. Alexander S. Hewitt, a current Director of the Company, mutually agreed to terminate that certain Consulting Agreement dated December 31, 2003 between the Company and Mr. Hewitt, effective July 22, 2005.  This description is qualified in its entirety by the letter agreement filed as Exhibit 99.2 to this report on Form 8-K, and incorporated herein by reference.

Item 5.02.                                        Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On April 25, 2005, AmeriVest announced that Charles K. Knight, the current President and Chief Operating Officer and a Director of AmeriVest, will become the Chief Executive Officer of the Company on May 1, 2005, and that William T. Atkins, the current Chief Executive Officer, has informed the Company’s Board of Directors that he will resign as Chief Executive Officer of the Company on April 30, 2005.  Mr. Atkins will continue to serve in his current capacity as Chairman of the Board of Directors.  A copy of AmeriVest’s press release is filed as Exhibit 99.3 to this report on Form 8-K.

Mr. Knight is a party to a change of control agreement with the Company, entered into as of December 7, 2004.  A description of the change of control agreement is set forth in Item 1.01 of the Company’s Current Report on Form 8-K, filed with the SEC on December 10, 2004, which description is incorporated herein by reference.

Item 9.01.              Financial Statements and Exhibits

(c)	Exhibits:
	Exhibit 99.1	Severance Agreement and Release, dated April 28, 2005.

	Exhibit 99.2	Letter Agreement, dated April 28, 2005.

	Exhibit 99.3	Press Release, dated April 25, 2005.

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMERIVEST PROPERTIES INC.

Dated: April 28, 2005
	By:	/s/ Kathryn L. Hale
Kathryn L. Hale
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Severance Agreement and Release, dated April 28, 2005.
99.2	Letter Agreement, dated April 28, 2005.
99.3	Press Release, dated April 25, 2005.